UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2015

PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 434-3131

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 13, 2015, PPG Industries, Inc. (the “Company”) completed an offering of €600,000,000 aggregate principal amount of 0.875% Notes Due 2022 (the “2022 Notes”) and €600,000,000 aggregate principal amount of 1.400% Notes Due 2027 (the “2027 Notes” and, together with the 2022 Notes, the “Notes”). The Notes were offered by the Company pursuant to its Registration Statement on Form S-3 (File No. 333-190216), filed with the Securities and Exchange Commission on July 29, 2013 and the Prospectus included therein, as supplemented by a Prospectus Supplement dated March 6, 2015 and filed with the Securities and Exchange Commission on March 10, 2015.

The Notes were issued pursuant to an indenture, dated as of March 18, 2008 (the “Original Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of March 18, 2008, between the Company and the Trustee (the “First Supplemental Indenture”), and a Fifth Supplemental Indenture, dated as of March 13, 2015, between the Company and the Trustee (the “Fifth Supplemental Indenture” and, together with the First Supplemental Indenture and the Original Indenture, the “Indenture”). The Company may issue additional debt from time to time pursuant to the Original Indenture. The Indenture contains covenants applicable to the Notes that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale-leaseback transactions and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all the Company’s assets. The terms of the Notes also require the Company to make an offer to repurchase Notes upon a Change of Control Triggering Event (as defined in the Fifth Supplemental Indenture) at a price equal to 101% of their principal amount plus accrued and unpaid interest.

The Company intends to use the net proceeds from the offering of the Notes for general corporate purposes, which may include (i) working capital, (ii) capital expenditures, (iii) investments in or loans to our subsidiaries or joint ventures, (iv) the repayment, redemption or refinancing of debt, (v) the redemption or repurchase of our outstanding securities, (vi) funding of possible acquisitions, and (vii) satisfaction of other obligations of ours. Pending any use of the net proceeds of this offering, the net proceeds may be invested in short-term instruments.

The foregoing is a summary of the material terms and conditions of the Indenture and the Notes. Accordingly, the foregoing is qualified in its entirety by reference to the full text of (i) the Original Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 18, 2008, (ii) the First Supplemental Indenture, which is set forth in its entirety and filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on March 18, 2008, (iii) the Fifth Supplemental Indenture, which is set forth in its entirety and filed as Exhibit 4.3 to this Current Report on Form 8-K, and (iv) forms of the Notes, which are filed as Exhibit 4.4 and Exhibit 4.5, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference. The opinion of the Company’s counsel as to the validity of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of March 18, 2008, between PPG Industries, Inc. and The Bank of New York Mellon Trust Company, N.A., was filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on March 18, 2008.

4.2	First Supplemental Indenture, dated as of March 18, 2008, between PPG Industries, Inc. and The Bank of New York Mellon Trust Company, N.A., was filed as Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed on March 18, 2008.

4.3	Fifth Supplemental Indenture, dated as of March 13, 2015, between PPG Industries, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 0.875% Notes Due 2022 (included in Exhibit 4.1 hereto).

4.5	Form of 1.400% Notes Due 2027 (included in Exhibit 4.1 hereto).

5.1	Opinion of K&L Gates LLP.

23.1	Consent of K&L Gates LLP (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2015		PPG INDUSTRIES, INC.
(Registrant)

	By:	/s/ Frank S. Sklarsky
Frank S. Sklarsky
Executive Vice President and Chief Financial Officer